                                  EXHIBIT 10.1

                                     LEASE

     THIS LEASE AGREEMENT is made as of the 1st day of July, 1997 by and between CAROLYN MEREDITH, (the "Landlord") and BOCCA DI ROSA, GASTRONNOMIA, INC., a Florida corporation (the "Tenant"), who hereby mutually covenant and agree as follows:

     1.     Lease of Premises.
            ------------------

     1.01.  Lease of Premises.
            ------------------

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, upon and subject to the covenants, agreements, provisions and conditions of this Lease, the space located at 2806 and 2808 Bird Avenue, Coconut Grove, Florida, 33133, situated on a parcel plot of land described on Exhibit A (the "Land").

     1.02   Leased Premises.
            ----------------

Premises "A" shall mean the 1832 square feet on ground floor at 2808 Bird Ave,
as shown on Exhibit B.   Premises "B" shall mean 916 sq. ft. on the ground floor
at 2806 Bird Ave., as shown on Exhibit "B".

     1.03   Common Building Facilities.
            ---------------------------

This lease includes the right of the Tenant to use the Common Building Facilities in common with other tenants of the Building. The words "Common Building Facilities" shall mean all of the facilities in or around the Building designed and intended for use by the tenants of the building in common with Landlord and each other, including corridors, fire stairs, telephone and electric closets, telephone trunk lines and electric risers, aisles, walkways, truck docks, customer parking areas not reserved for the exclusive use by Landlord and others, courts, service areas, landscaped areas, and all other common and service areas of the Building designated for such use from time to time. All common Building Facilities during the initial five years of this lease shall at all times be subject to the control and management of the Tenant. Thereafter all common building facilities shall be subject to the control and management of the Landlord with due regard to Tenant's use of Premises "A" as a restaurant serving lunch and dinner, and the Landlord shall have the right, from time to time, to change the area, level, location and arrangement of parking areas and other facilities hereinabove referred to. Landlord reserves the right to do and perform such acts in and to the Common Building Facilities as, in the use of good business judgment, the Landlord shall determine to be advisable with view to the improvement of the convenience and use thereof by tenants and customers.

     2.     Term
            ----

     2.01.  Initial Term
            ------------

     Tenant shall lease Premises "A" for an initial term of ten (10) years ("Initial Term") beginning on July 1, 1997, subject to extension and earlier termination as hereinafter provided. The words "Lease Year" shall mean any twelve (12) consecutive calendar month period.


     2.02.  Extended Term
            -------------

     Provided Tenant is not in default under any material term of this Lease, beyond any applicable periods of notice and grace, at the time of the exercise of the option set forth in this section or at the time of the beginning of such Extended Term, Tenant shall have the option to extend the Initial Term for the Extended Term upon and subject to the following terms and conditions;

     (a) Tenant may extend this Lease for up to an additional ten (10) years by the Tenant's giving written notice thereof to the Landlord no later than eighteen (18) months prior to the expiration of the Initial Term. The Extended Term shall begin immediately upon the expiration of the Initial Term. If Tenant does not extend this lease in a timely manner, then Tenant's rights to extend this lease shall expire and be of no further force or effect.

     (b) The exercise by Tenant of the extension option must be made, if at all, by written notice executed by Tenant and delivered to Landlord on or before the date set forth above. After Tenant has exercised the option, Tenant may not thereafter revoke such exercise.

     (c) Landlord shall have no obligation to make any improvements, decorations or alterations to Premises "A" and "B", other than Landlord's existing obligations under this Lease.

     (d) Except as set forth in this section, the leasing of Premises "A" and "B" for the Extended Term shall be upon the same terms, covenants, agreements, provisions and conditions of this Lease as are in effect as of the date immediately prior to the beginning of the Extended Term.

     2.01.  Commencement Date
            -----------------

     The words "Commencement Date" shall mean July 1st, 1997

     2.4    Term of this Lease for Premises "A"
            -----------------------------------

     The word "Term" shall mean the Initial Term and The Extended Term if it shall become effective.

     3.     Rent, Additional Rent, Utilities
            --------------------------------

     3.01   Fixed Minimum Annual Rent for Premises "A"

     Beginning on February 1, 1997 and subject to the provisions of this Lease, Tenant shall pay annual rent of Forty-two Thousand One Hundred Thirty-six Dollars ($42,136.00) payable in equal monthly installments in advance of Three Thousand Five Hundred Eleven Dollars Thirty-three ($3,511.33) on the first day of each calendar month. Beginning on May 1, 1998, Tenant shall pay$ 21,068.00 (Twenty One Thousand and Sixty Eight Dollars) payable in equal installments of $1,755.66 (One Thousand Seven Hundred Fifty-five Dollars and Sixty six cents) on the first day of the calender for premises "B".

     3.02 Rent for any period less than one month shall be apportioned based on the number of days in that month. Tenant will pay the annual rent and additional rent to Landlord or to such other person or at such other place as the Landlord may designate in writing, without demand, deduction, set-off or counterclaim, except as expressly provided herein. All payments of annual rent shall be accompanied each month by a sum equal to any sales tax on rentals, and any other charges, taxes, or impositions now in existence or hereafter imposed based upon the privilege of renting the Leased Premises or the amount of rentals collected therefor. Nothing herein shall, however, be taken to require Tenant to pay any federal or state tax on income imposed by Landlord. Tenant shall be responsible for and shall pay before delinquent all municipal, county or state taxes assessed during the Term against any leasehold interest or personal property of any kind, used, owned by or placed in, upon or about Premises "A" and "B" by the Tenant.

     3.03   Cost of Living Increases in Fixed Minimum Annual Rent.
            ------------------------------------------------------

     Beginning with the Tenant's payments of fixed minimum annual rent for Premises "A" and "B" for Lease years 4 through 20 annual rent shall be adjusted in accordance with the following provisions. Landlord shall compute the increase, if any, of the cost of living for each Lease Year based on the Consumer Price Index - Urban Wage Earners and Clerical Workers (Revised Series), (CPI-W) Miami, Florida Region, all items (Nov.1977 = 100) (the "index"), published by the Bureau of Labor Statistics of the United States Department of Labor. The index number published for the month of November preceding each Lease Year shall be the "Current Index Number" and the corresponding index number for October, 1977 shall be the "Base Index Number". The fixed minimum annual rent for each Lease Year 4 through 20 shall be determined by multiplying the fixed minimum annual rent set forth in section 3.01 and 3.02 by a fraction, the numerator of which shall be the Current Index Number and the denominator of which shall be the Base Index Number, The new monthly payments of fixed minimum annual rent, adjusted as aforesaid, shall be due and payable beginning with the first month of the next following Lease Year. In no event shall the fixed minimum annual rent be less than the amounts set forth in section 3.01 and 3.02. If the United States Department of Labor should no longer publish such price indexes, the index compiled and published by any other branch of the Federal government shall be used for the purpose of this paragraph, and if no such index is compiled and published by any branch or department of the Federal government, the statistics reflecting cost of living increases as compiled by any institution or organization or individual generally recognized as an authority by financial and insurance institutions shall be used as a basis for such adjustment.

     3.04.  Extended Term Rent.  The annual rent for the Extended Term shall
            -------------------
be calculated at the annual rate established as if the Initial Term was for a period of Thirty (30) years.

     3.05.  Additional Rent.  In addition to annual rent, Tenant shall pay
            ----------------
additional rent which shall mean all sums of money payable by tenant under this Lease other than annual rent. For the first year the additional rent for Premises "A" and "B" shall be Ten Thousand Seven Hundred Sixty Four Dollars ($10,764.00), payable in installments of Eight Hundred Ninety Seven Dollars ($897.00), monthly. This additional rent is for real estate taxes and insurances and is divided as aforesaid in article 3.07.

     3.06.  Taxes and Insurance.  Tenant shall pay as additional rent the
            --------------------
amount by which the sum of the Tenant's share of the annual premiums for multi-peril hazard insurance maintained by the Landlord on the Land and the Building and real estate taxes described below for each Lease Year (the "Base Insurance and Real Estate Tax").

     3.07.  Tenant's Share.  The words "Tenant's Share" shall mean 31.5% as to
            ---------------
Premises "A" and "B", of the total increase in the insurance premiums and real estate taxes. Tenant's Share shall be adjusted to reflect any change in the rentable square feet in the Leased Premises or any change in the apportionment of office space and retail space in the Building or any change in the rentable square feet in the Building.


     3.08.  Real Estate Taxes.
            ------------------

     (a). Landlord shall pay when due all ad valorem real estate taxes, assessments and other governmental charges which shall be levied or assessed or which become liens upon the Land and Building ("Real Estate Taxes"). If allowed by law, Landlord shall pay Real Estate Taxes in instalments.

     (b). If and only in the event that the real estate taxes for any tax year shall be more than the Base Real Estate Tax, Tenant shall pay as additional rent for such tax year an amount equal to 31.5% Premises "A" and "B".

Tenant's Share of the amount by which the real estate taxes for such year are greater than the Base Real Estate Tax.

     (c) If at any time during the term of this Lease, the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof shall be discontinued and as a substitute therefor, or in lieu of an addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed and/or imposed wholly or partially as a capital levy or otherwise on the rents received from the Building or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Real Estate Taxes to the extent that such substitute or additional tax would be payable if the Building were the only property of Landlord subject to such tax. It is agreed that Tenant will be responsible for ad valorem taxes on its personal property and the landlord's personal property located within the Leased Premises.

     (d) The increase in real estate taxes that Tenant is obligated to pay shall be the amount of real estate taxes finally determined to be legally payable by legal proceedings or otherwise and paid by Landlord. Any increase or decrease in real estate taxes during the Term shall be apportioned so that Tenant shall pay or receive Tenant's Share of only that portion of the increase or decrease in the real estate taxes that falls within the Term

     (e) Tenant's Share of any incentives or abatements of the real estate taxes which are received by or credited to Landlord shall be passed through to Tenant.

     3.08.1 Tax Contest.
            ------------

     (a) Landlord shall have the sole, absolute and unrestricted right, but not the obligation to contest the validity or amount of any real estate taxes or assessments by appropriate proceedings, and if Landlord shall institute any such contest, it shall have the sole, absolute and unrestricted right to settle any such contest, proceeding or action upon whatever terms Landlord may, in its sole discretion, determine.

     (b) If Landlord shall receive a reduction or refund for any tax year for which Tenant shall be obligated to pay or shall have paid Tenant's Share of increase in real estate taxes, the amount of such reduction or refund shall be subtracted from the real estate taxes payable or paid by Landlord for the tax year to which the reduction or refund applies and proper reimbursement shall be made by Landlord to Tenant promptly after Landlord receives or is credited with such refund or reduction. Landlord agrees to keep Tenant apprised of all tax protest filings and proceedings undertaken by Landlord or others to obtain a tax reduction or refund. Landlord may deduct from the total refund any reasonable attorneys' fees and other reasonable expenses incurred by Landlord therefor.

     3.09.  Insurance.
            ----------

     (a) If the insurance premiums paid by the Landlord for any Lease Year shall be more than the Base Insurance Premium, Tenant shall pay as additional rent for such year an amount equal to Tenant's Share of the amount by which the insurance premiums for such year are greater than the Base Insurance Premium.

     (b) If the Landlord shall receive a refund for any year in which an insurance payment shall have been made by Tenant, Landlord shall repay to Tenant, Tenant's proportionate share of such refund after deducting therefrom the costs and expenses of obtaining such refund, if any.

     3.10.  Billing.
            --------

     (a) Beginning with the second Lease Year and continuing thereafter for each Lease Year during the Term, Landlord shall present to Tenant, prior to the beginning of each Lease Year a statement of Tenant's Forecast Additional Rent. Tenant agrees to pay Tenant's Forecast Additional Rent in twelve (12) equal installments on the first day of each month during the Term. The words "Tenant's Forecast Additional Rent" shall mean Landlord's reasonable estimate of Tenant's additional rent for the upcoming Lease Year. Within one hundred fifty (150) days after the end of the second Lease Year and of each Lease Year thereafter during the Term, or as soon as possible thereafter, Landlord shall provide Tenant with a statement prepared by Landlord comparing Tenant's Forecast Additional Rent with Tenant's additional rent for each Lease Year ("Landlord's Statement"). If Tenant's Forecast Additional Rent exceeds Tenant's additional rent for the Lease Year, Landlord shall pay Tenant in the form of a credit against rentals next due an amount equal to any excess. If the Tenant's additional rent exceeds Tenant's Forecast Additional Rent for the year, Tenant shall pay Landlord, within thirty (30) days of receipt of the Landlord's Statement, an amount equal to the difference.

     (b) The words "Landlord's Statement" shall mean a statement setting forth the annual insurance premiums and real estate taxes for a Lease Year together with a calculation prepared by Landlord of Tenant's Share of annual increase in insurance premiums and real estate taxes and the additional rent payable for such Lease Year pursuant to section 3.05.

     (c) Landlord shall, at Tenant's request, make available to Tenant for inspection and examination the books and records that relate to Landlord's Statement.

     (d) This section shall survive the expiration or earlier termination of the term of this Lease.

     3.11.  Interest on Rent.  All rent and other sums of whatever nature
            -----------------
owed by Tenant to Landlord under this Lease shall bear interest from the date due until paid at the lesser of (i) five percent (5%) above the "prime rate", or if the "prime rate" be discontinued, the rate announced as that being charged to the most credit-worthy commercial borrowers, announced by the Wall Street Journal, or its successor, from time to time, or (ii) the maximum lawful contract rate per annum.

     3.12.  Utilities.  Tenant shall be solely responsible for, and promptly
            ----------
pay, all charges for water, gas, electricity, waste disposal or any other utilities or services used or consumed with respect to each Premises. Landlord shall have no liability for any interruption to, or failure of, any service to each Premises.

     4.     Security Deposit.
            -----------------

     $10,533.99 (Ten Thousand Five Hundred Thirty Three Dollars and Ninety-nine Cents).

     4.01.  Security and Qualification:  Tenant has delivered to Landlord the
            ---------------------------
sum of Ten Thousand Five Hundred Thirty-three Dollars and Ninety-nine Cents ($10,533.99) as security for the full and faithful performance by Tenant of the terms hereof, to be returned to the Tenant, without interest, after Tenant has vacated the Premises and upon the full performance of the provisions of the Lease. Tenant shall not use the security as rent. Tenant shall be of good repute and in the reasonable judgement of Landlord of good financial standing and shall provide references and proper financial records for Landlord's review and approval.

     5.     Use of Leased Premises
            ----------------------

     5-01.  General Uses.  Tenant shall have the right to use Premises "A"
            -------------
and "B" only for a full service sit-down restaurant and all uses incidental and related thereto.

     5.02.  Operation of Business.  Tenant shall conduct business in each
            ----------------------
Premises during the regular customary days and hours for such type of business in Dade County, Florida. Tenant shall not perform any acts or carry on any practices which may damage the Building or be a nuisance or menace to other tenants in the Building or their customers, employees or invitees or which will result in the increase of casualty insurance premiums.

     6.     Condition of Leased Premises.
            ----------------------------

     6.01.  Acceptance of Leased Premises.  Tenant acknowledges having fully
            ------------------------------
inspected each Premises and is accepting both in their "AS IS" condition. Unless otherwise specifically agreed to in writing by the parties, Landlord shall make no repairs or improvements to either Premises. Landlord warrants the good working order of the Landlord's Equipment for a period from the Commencement Date until February 1, 1997,

     6.02.  Tenant's Improvements to Building.  Tenant, subject to Landlord's
            ----------------------------------
consent, which will not be unreasonably withheld, will rebuild the interior and repaint the exterior of the Building and repair the balconies and awnings.

     7.     Signs.
            ------

     7.01.  Installation by Tenant.  Tenant shall not install or cause to be
            ----------------------
installed any exterior signs, exterior lighting, shades or awnings or make any changes to the front of the Building without first obtaining Landlord's written approval and consent, which consent shall not be unreasonably withheld. Tenant shall present to Landlord plans and specifications for such work at the time approval is sought.

     8.     Repairs and Maintenance
            -----------------------

     8.01.  Landlord's Repairs.  Landlord shall perform all maintenance and
            ------------------
make all repairs, restoration, and replacements to the Building and Building Service Systems not specifically imposed upon Tenant by the provisions of this Lease. Without limiting the generality of the foregoing sentence or the following, yet subject to Tenant's repair obligations, Landlord shall maintain, repair and replace, as necessary, and keep in good order (1) the plumbing, electrical and mechanical lines located outside the Building during the initial five (5) years of this Lease, and thereafter, Premises "A" and "B"; and (2) utility and trunk lines, tanks and transformers and (3) the exterior structure of the Building, including the roof, exterior walls, bearing walls, support beams, floor slabs, foundation, support columns and window frames (the "Structure").

     8.02.  Tenant's Repairs.  At its expense, Tenant shall maintain, repair
            ----------------
and replace as necessary, the Building, except for the structure, during the initial five (5) years of this Lease and thereafter Premises "A" and "B" in good order, condition and repair, including interior surfaces of ceilings, walls and floors, all doors, windows, plate glass and all furnishing, fixtures and Landlord's Equipment located within the Building, and the Leased Premises Service Systems. Any damage or injury to the Common Building Facilities, Structure, or Building Service Systems (as opposed to those involving only Tenant's improvements) and any damage or injury to Tenant's Improvements which materially and adversely affects the Structure or Building Service Systems, if caused by Tenant, its agents, contractors, employees, invitees or visitors, shall be repaired, restored or replaced by Landlord, but at Tenant's expense. In that regard, Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses incurred in making such repair, restoration or replacement within thirty (30) days after Tenant receives Landlord's invoice therefor. Without limitation, Tenant shall not be liable for repairs or replacements necessitated by ordinary wear and tear, damage by fire or other casualty and damage caused by Landlord or by others for whom Tenant is not responsible.

     8.02.1.  Building Service System.  The words "Building Service Systems"
              -----------------------
shall mean the electrical, HVAC, mechanical, plumbing, safety and health and telecommunication (voice/data/signal) systems that service the Building up to the point of entering the Building; "Leased Premises Service System" shall mean the Building Service Systems within the Building during the initial five (5) years of the Lease and thereafter Premises "A" and "B" or those systems serving exclusively Premises "A" and "B" after the initial five (5) years of this Lease.

     8.04.  Landlord's Failure to Make Repairs.
            ----------------------------------

     If after written notice by Tenant, Landlord fails or refuses to make any repairs, restoration, or replacements that it is required to make under section 8.01 or elsewhere in this Lease within a reasonable time specified by Tenant in its notice, Tenant may make such repairs, restoration or replacements. Landlord shall reimburse Tenant within thirty (30) days after Landlord receives Tenant's invoice.

     8.05.  Emergency Repairs.  If by reason of an emergency, repairs,
            ------------------
restoration, or replacements become necessary and by the provisions hereof are the responsibility of Landlord, Tenant may make such repairs, restoration or replacements which, in the opinion of Tenant, reasonably exercised, are necessary for the preservation of either Premises, or of the safety or health of the occupants in the Building, or of Tenant's Property, or are required by the law; provided, however, that Tenant shall first make a reasonable effort to inform Landlord before making them.

     9.     Alterations and Improvements.

     9.01.  Tenant's Changes - No Approval.
            ------------------------------

     (a) Tenant may place and replace its trade or other movable fixtures, tools, machinery, furniture, equipment and other tangible personal property ("Tenant's Property") in either Premises and may make alterations, improvements, replacements and other changes to the Leased Premises Service Systems and to the interior of each Premises as it may desire at its own expense without Landlord's consent provided such placements, replacements, alterations, improvements and/or changes do not alter the Structure, the external appearance of any portion of the Building or the Building Service Systems and further provided that Tenant delivers as-built drawings to Landlord upon completion of work. Tenant shall not alter, improve, replace or change the Building Service Systems or the Structure except in accordance with section 9.02

     9.02.  Tenant's Changes - Landlord's Approval.
            --------------------------------------

     (a) At its sole cost and expense, Tenant may make alterations, improvements, replacements and other changes to the Building Service Systems and to the Structure, provided that Landlord consents thereto in writing, which consent shall not be unreasonably withheld or delayed if regarding the Building Service Systems, and which consent may be withheld by Landlord in-its sole discretion if regarding the Structure.

     (b) If Tenant desires to make alterations, improvements, replacements or other changes to the Structure or Building Service Systems, Tenant shall make a written request for Landlord's approval by submitting to Landlord a list of proposed contractors and plans and specifications for the work to be performed and a written statement as to whether Tenant desires to remove such alteration, improvement, replacement or other change at the expiration of the Term of this Lease. Tenant shall be deemed to have elected to leave in place at the expiration of the Term of this Lease, any alteration, improvement, replacement or other change, unless, its request for approval of such alteration, improvement, replacement or other change, Tenant specifically requests the right to remove same. Landlord shall respond in writing ten (10) business days from receipt of such request, approving those contractors and those portions of the work that are acceptable and disapproving those contractors and portions of the work that are, in Landlord's judgment reasonably exercised, unacceptable and specifying in detail the nature of Landlord's objection. Landlord shall also advise Tenant in writing within such time period of any such alterations, improvements, replace-meets or other changes to the Structure or Building Service Systems which Landlord shall require Tenant to remove at the expiration of the Term of this Lease. With respect to Tenant's requests relating to Structure and Building Service Systems, Landlord shall be deemed to have elected to require that Tenant leave in place at the expiration of the Term of this Lease, a particular alteration, improvement, replacement or other change, if, in response to Tenant's request for approval of the alteration, improvement, replacement or other change, Landlord does not specifically grant Tenant the right or require Tenant to remove same at the expiration of the Term of this Lease.

     9.03.  Removal of Property on Expiration of the Term.
            ---------------------------------------------

     Upon the expiration or earlier termination of this Lease, the following provisions shall apply with respect to removal of property from the subject Premises by Tenant:

     (a) All alterations, decorations, additions and improvements made by the Tenant, or made by the Landlord on the Tenant's behalf by agreement under this Lease, shall remain the property of the Tenant for the Term. Any alterations, decorations, additions and improvements shall not be removed from the premises without prior consent in writing from the Landlord.

     (b) Upon expiration of the Term, the Landlord shall have the option of requiring the Tenant to remove all Tenant's Property and alterations, decorations, additions and improvements, and to repair and restore the subject Premises. If the Tenant fails to remove such property, alterations, decorations and improvements and restore the subject Premises, the property, decorations, additions and improvements shall become the property of the Landlord and in such event should Landlord so elect, Landlord may repair and restore the subject Premises to its original condition for the cost of which, with allowance for ordinary wear and tear, Tenant shall be responsible for and shall pay promptly upon demand. Notwithstanding the foregoing, Tenant shall have the option of removing the Tenant's Property and any improvement or alteration installed by Tenant or on Tenant's behalf provided Tenant repairs and restores at Tenant's expense the subject Premises to its prior condition.

     10.    Insurance.
            ----------

     10.01. Casualty Insurance
            ------------------

     (a) Tenant shall maintain at its expense standard fire and extended coverage insurance on all of Tenant's Property, including removable trade fixtures, located in either Premises, all Tenant's, improvements and the
Landlord's Equipment.   The policy shall name the Landlord as an insured and a
copy of the policy, or certificated of insurance shall be delivered to the Landlord.

     (b) Landlord and Tenant each hereby waives its respective right of recovery against the other and each releases the other from any claim arising out of loss, damage or destruction to the Building, and contents thereon or therein, by reason of fire, the elements, or any other cause which could be insured against, whether or not such loss, damage or destruction may be attributable to the fault or negligence of either party or its respective agents, contractors or employees. Any casualty insurance policy shall include a waiver of the insurer's rights of subrogation against the party who is not an insured under such policy. Each party shall look solely to the proceeds of its respective casualty insurance policy to compensate it for any such loss, damage or destruction.

     10.02. Liability Insurance
            -------------------

     (a) Tenant shall maintain at its expense a policy of comprehensive general liability insurance with the premiums thereon fully paid on or before the due dates, issued by and binding upon an insurance company approved by the Landlord, such insurance to afford minimum protection of not less than $1,000,00 for personal injury or death in any one occurrence and not less than $500,000 for personal injury or death to any one person and of not less than $250,000 for property damage in any one occurrence. The policy shall name the Landlord as an insured and a copy of the policy of certificate of insurance shall be delivered to the Landlord.

     11.    Fire and Other Casualty
            -----------------------

     11.01. Damage or Destruction.
            ---------------------

     (a) Except as provided to the contrary in paragraph (b), if any portion of the Building is damaged by fire, earthquake, flood or other casualty, of by any other cause of any kind or nature (the "Damaged Property"), Landlord shall proceed immediately to make the repairs as required by paragraph (c). This Lease shall not terminate, but Tenant shall be entitled to a pro rata abatement of annual rent and additional rent payable during the period commencing on the date of the damage and ending on the date the Damaged Property is repaired and the subject Premises are delivered to Tenant. The extent of rent abatement shall be based upon the portion of the subject Premises rendered unrentable, unfit or inaccessible for use by Tenant for the purposes stated in this Lease during such period.

     (b) Within thirty (30) days after any damage to the Damaged Property, Landlord shall deliver to Tenant a report from Landlord's architect (the "Damage Report") containing a written estimate of the date (the "Estimated Date") Landlord's architect reasonably expects the Building and subject Premises, which shall include the Building Service Systems serving the same, to be restored to its condition immediately prior to such damage, a written estimate of the amount which will be required to be expended in order to repair the, Building to its condition immediately prior to such damage or destruction, and a written estimate of the replacement cost of the Building above foundation. The Damage Report shall be made in good faith after a thorough investigation of the facts required to make an informed judgment. The architect shall consider and include as a part of the Damage Report the period of time necessary to obtain required approvals of the mortgagee and insurer, to order an obtain materials, and to engage contractors. If any fire or other casualty shall cause damage to the Building which, according to the, Damage Report requires the expenditure of an amount in excess of fifty percent (50%) of the replacement cost of the Building above foundation if such damage or destruction is insured, or ten percent (10%) of the replacement cost if such damage or destruction is not insured, or five percent (5%) of the replacement cost, whether or not such damage or destruction is insured or insurable, at a time when less than eighteen (18) full calendar months remain of the Term, or if the, Estimated Date for the completion of the repair of the Building or either Premises is a date later than twelve (12) months after the date the Damage Report is delivered to Tenant; then in any such events, Landlord may elect to terminate this Lease by giving written notice to Tenant within thirty (30) days after the date the Damage Report is delivered to Tenant. If the Estimated Date for the completion of the repair of the Premises only, including the Building Service Systems servicing the same, is later than nine (9) months from and after the date the Damage Report is delivered to Tenant, or if any fire or other casualty shall cause in excess of fifty percent (50%) of the rentable area of either Premises to be rendered unrentable, unfit or inaccessible at a time when less than twelve (12) full calendar months remain in the Term, then Tenant may terminate this lease as to that Premises by delivering written notice to Landlord within one hundred and thirty (130) days from and after the date the Damage Report is delivered to Tenant. If this Lease is not terminated as aforesaid, then this Lease shall continue in full force and effect, Landlord shall repair the Damaged Property in accordance with the terms hereof, and Landlord shall keep Tenant advised of the progress and the estimated actual completion date of all repairs. Landlord shall deliver to Tenant at least monthly a written revised estimate of when Landlord reasonably expects to complete such repairs, and during the period commencing on the date of the damage and ending on the date the Damaged Property is repaired in accordance with paragraph (c), Tenant shall be entitled to a pro rata abatement of Annual Rent and Additional Rent as provided in section 10.01 (a).

     (c) If neither party exercises its option to terminate this Lease, Landlord shall, with due diligence, repair the Damaged Property as a complete architectural unit of substantially the same usefulness, design and construction existing immediately prior to the damage provided, that, with respect to Tenant's Improvements, Tenant has elected to contribute the proceeds of its insurance for Tenant's Improvements toward the repair of Tenant's Improvements:
If Tenant elects to make such contribution, Landlord shall repair the Tenant's Improvements to substantially the same usefulness, design and construction in which they existed immediately prior to the damage. If Tenant elects not to make such contribution to the repair of Tenant's Improvements, Landlord shall not replace or repair Tenant's improvements. Tenant shall be entitled to a pro rata abatement of annual rent and additional rent in the manner and to the extent provided in paragraph (a) or paragraph (b).

     (d) If either party elects to terminate this Lease and the Term shall end on the date specified in the notice, annual rent and additional rent shall be apportioned as of the date of the damage and all prepaid annual rent and additional rent shall be repaid.

     (e) The word "repair" shall include rebuilding, replacing, and restoring the Damaged Property. In the event of a fire or other casualty to either Premises, Tenant shall immediately give notice thereof to Landlord.

     12.    Eminent Domain
            --------------

     12.01. Taking - Lease Ends.  If at anytime during the Term the whole
            --------------------
of the Building shall be taken for any public or quasi-public use, under any statute or by right of eminent domain, this Lease shall terminate on the date of such taking except as provided in section 12.03. If less than all of the Building shall be taken and in Tenant's reasonable opinion the remaining part is insufficient for the conduct of Tenant's business Tenant may, by notice to Landlord within sixty (60) days after the date Tenant is notified of such taking, terminate this Lease. If Tenant exercises its option, this Lease and the Term shall, end on the date specified in Tenant's notice and the annual rent and additional rent shall be apportioned and paid to the date specified in Tenant's notice. If less than all of the building shall be taken and in Landlord's reasonable opinion it is uneconomic to continue to operate the remainder of the Building, Landlord may, by notice to Tenant within sixty (60) days after Landlord notifies Tenant of such taking, terminate this Lease. If Landlord exercises its option, this Lease and the Term shall end on the date specified in Landlords notice and the annual rent shall be apportioned and paid to the date specified in Landlord's notice.

     12.02. Taking - Lease Continues. If less than all of the Building
            -------------------------
shall be taken and, in Tenant's reasonable opinion, Tenant is able to gain access to continue the conduct of its business in the part not taken, by notice to Landlord within sixty (60) days after Tenant is notified of such taking, this Lease shall remain unaffected, except that Tenant shall be entitled to a pro rata. abatement of annual rent and additional rent based upon the nature of the space taken (restaurant space, storage) and upon the proportion which the area of the subject Premises taken bears to the area of the subject Premises immediately prior to such taking.

     12.03. Temporary Taking.  If the use and occupancy of the whole of
            -----------------
the Building is temporarily taken for a public or quasi-public use for a period of less than the balance of the Term but for a period greater than twelve (12) months, at Tenant's option to be exercised in writing and delivered to Landlord not later than ________________________________________________________________
to be exercised in writing and delivered to Landlord not later than sixty (60) days after the date Tenant is notified of such taking, this Lease and the Term shall terminate on the date specified in Tenant's notice. If the use and occupancy of less than all of the Building is temporarily taken for a public or quasi-public use for a period less the balance of the term but for a period greater than fifteen (15) months, and in Tenant's reasonable opinion, the remaining part is insufficient for the conduct of Tenant's business, Tenant may, by notice to Landlord within sixty (60) days after the date Tenant is notified of such taking, terminate this Lease. If Tenant exercises its option to so terminate, this Lease and the Term shall end on the date specified in Tenant's notice and the annual rent shall be apportioned and paid to the date specified in Tenant's notice. If this Lease remains in effect Tenant shall be entitled to a pro rata. abatement of annual rent and additional rent in the manner and to the extent provided in section 12.12, in which case Tenant shall continue to pay the annual rent and additional rent in full when due.

     12.04. Landlord's Award. Landlord shall be entitled to receive the
            -----------------
entire award or awards in any condemnation proceeding without deduction therefrom for any estate vested in Tenant and Tenant shall receive no part of such award or awards from Landlord or in the proceedings. Subject to the foregoing, Tenant hereby assigns to Landlord any and all of Tenant's right, title and interest in or to such award or awards or any part thereof.

     12.05. Restoration by Landlord.  If there is a taking hereunder and
            ------------------------
this Lease is continued Landlord shall after receipt of condemnation proceeds applicable thereto, at its expense, proceed with reasonable diligence to repair, replace and restore the Building as a complete architectural unit of substantially the same proportionate usefulness, design and construction existing immediately prior to the date of taking.

     12.06. Definitions. Taking by condemnation or eminent domain shall
            ------------
include the exercise of any similar governmental power and any sale, transfer or other disposition of the Building or Land in lieu or under threat of condemnation. The word "Building" as used in this article only, shall mean both Premises, Common Building Facilities and Building parking area and access ways thereto.

     13.    Indemnification
            ---------------

     Subject to the provisions of section 10.0.1 (b), Landlord and Tenant each agree to indemnify and save the other harmless from any and all claims for bodily injury including death or property damage made against one party if (1) arising from any breach or default by the other party including its agents, invitees, employees or contractors, in the performance of any covenant or agreement on its part to be performed pursuant to the provisions of this Lease, or (2) occurring within the Land and Building limits and arising from the misconduct or gross negligence of the other party, including its agents, invitees, employees or contractors. This indemnity shall include all court costs, attorneys' fees, expenses and liabilities incurred by the indemnified party against which the claim is made. If any action or proceeding is brought against either Landlord or Tenant by reason of any such claim, the indemnifying party agrees to defend the action or proceeding at its expense upon notice from the party to be indemnified.

     14.    Landlord's Access
            -----------------

     Landlord shall upon advance oral notice to Tenant except in an emergency, have the right (1) at all reasonable times during Tenant's business hours to inspect either Premises and to show the same to prospective mortgagees and purchasers; (2) during the last six (6) months of the term for Premises "A" and "B" and Term, to show the same to prospective tenants and (3) at all times to make repairs or replacements as required by this Lease or as may be necessary; provided, however, that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy of either Premises.

     15.    Compliance with Laws
            --------------------

     15.01. Tenant's Compliance with Laws. Tenant shall comply with, all statutes, rules, ordinances, orders, codes and regulations, and legal requirements and standards issued thereunder (the "Laws") which are applicable to Tenant's use and manner of use of both Premises. Nothing herein shall be deemed to impose any obligation upon Tenant for any elements of the Structure or Building Service Systems, or for a restoration, alterations, replacements or repairs required to be made by Landlord pursuant to the provisions of this Lease.

     16.    Subordination: Attornment.
            --------------------------

     16.01. This Lease shall be subordinate and subject to all ground and underlying leases and to any mortgages thereon and to any mortgages now or hereafter covering the fee of the Land, and to all renewals, modifications or replacements thereof. This clause shall be self-operative and no further instrument of subordination or recognition shall be required.

     16.02. If the ground or underlying lessor or mortgagee or any successor in interest shall succeed to the rights of Landlord under this Lease, whether through possession, surrender, assignment, subletting, judicial or foreclosure action, or delivery of a deed or otherwise, Tenant will attorn to and recognize such successor landlord as Tenant's landlord. This clause shall be self operative and no further instrument of attornment or recognition shall be required.

     17.    Mechanics' Liens.  During the term of this Lease, Tenant shall
            -----------------
discharge by payment, bond or otherwise those mechanics liens filed against the Land and Building for work, labor, services or materials claimed to have been performed at or furnished to either Premises for or on behalf of Tenant, except when the mechanics' liens are filed by a contractor, subcontractor, materialman or laborer of Landlord, in which event Landlord shall discharge the liens by payment, bond or otherwise.

     18.    Default
            -------

     18.01. The following events shall constitute events of default by Tenant under this Lease:

     (a) If Tenant shall default in the payment of annual rent or additional rent for either Premises and such default shall continue for five (5) business days after notice thereof from Landlord,: (b) Tenant shall default in the performance or observance of any of its other covenants or obligations set forth in this Lease, and if such default shall continue for thirty (30) days after notice thereof from Landlord specifying in what manner Tenant has defaulted, except that if such default cannot within such thirty (30) day period, this period shall be extended, for a reasonable additional time, provided that Tenant commences to cure such default within the thirty (30) day period and proceeds diligently thereafter to effect such cure, (c) the interest of Tenant under this Lease shall be levied on under execution or other legal process, (d) any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debt or obligations, or if any petition shall be filed by, or other action taken by, Tenant to reorganize or modify Tenant's debts or obligations, or if any petition shall be filed against, or other action taken against, Tenant to reorganize or modify Tenant's debts or obligations and not set aside by Tenant within seventy five (75) days of such filing or other action, (e) Tenant shall be declared insolvent according to law, (f) if any assignment of Tenant's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Tenant or its property, (g) if Tenant shall vacate or abandon either Premises or any substantial portion thereof during the Term, or (h) if Tenant shall cease to exist as a corporation in good standing in the state of its incorporation.

     18.02. Upon the occurrence of an event of default, Landlord at its option may:

     (1) cure such default and any costs and expenses incurred by Landlord therefor shall be deemed additional rent payable within thirty (30) days after Landlord's invoice therefor, or

     (2) Landlord may terminate this Lease and forthwith repossess either Premises and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering either Premises including attorneys' fees and costs of suit, (ii) the unpaid rent earned at the time of termination, plus interest thereon at the maximum lawful contract rate per annum, (iii) the present value discounted at the rate of eight percent (8%) per annum of the balance of the rent for the remainder of the Term less the present value discounted it the same rate of the fair market rental value of both Premises for said period and (iv) any other sum of money and damages owed by Tenant to Landlord, or

     (3) Landlord may terminate Tenant's right of possession, but not this Lease, and may repossess either Premises, and if default shall occur for any reason other than (a) and (b) above, by forcible entry or otherwise, without demand or notice of any kind to Tenant, and without being deemed guilty of any manner of trespass, without prejudice to any other remedies which Landlord may have for arrears of annual rent or additional rent or preceding breach of covenant and without thereby releasing Tenant from any liability hereunder, in which event Landlord may, relet the same for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting Landlord is authorized to decorate or to make any repairs, changes, alterations or additions in or to either Premises as may be reasonably necessary or desirable, and (i) if Landlord shall fail to relet either Premises, or (ii) if the same are relet and a sufficient sum shall not be realized from such reletting, after first deducting therefrom, for retention by Landlord, the unpaid rent due hereunder earned but unpaid at the time of reletting plus interest thereon at the maximum lawful contract rate per annum, the cost of recovering possession including attorneys' fees and costs of suit, all of the costs and expenses of such decorations, repairs, charges, alterations and additions, the expense of such reletting and the cost of collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid, then (a) Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, plus the cost of recovering possession of either Premises, including. attorneys fees and costs of suit, the unpaid rent earned at the time of repossession plus interest thereon at the maximum lawful contract rate per annum, and the costs incurred in any attempt by Landlord to relet either Premises, or (b) if either Premises has been relet, Tenant shall satisfy and pay any such deficiency. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this section from time to time. No delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord, nor shall such reletting be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention be given to Tenant by Landlord, Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach.

     19.    Surrender of Possession/Holdover.
            ---------------------------------

     19.01. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's rights to possession of either Premises, Tenant, subject to paragraph 9.03, will at once peacefully surrender and deliver both Premises to Landlord, together with. all improvements thereon, in good condition and repair, reasonable wear and tear excepted. All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon both Premises', excluding any item which has not become attached to the Building, placed there by Tenant shall become Landlord's property and shall remain upon either Premises upon termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant. If Landlord requests removal of any additions, hardware, non-trade fixtures and improvements, and Tenant does not take such removal at termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

     19.02. If Tenant remains in either Premises beyond the expiration or earlier termination of the Term without the written consent of Landlord, Tenant shall pay as liquidated damages one hundred and twenty-five percent (125%) of the rent provided herein (125%) of the annual rent and additional rent then payable), in equal monthly installments, for the entire holdover period in lieu of any other obligation of Tenant to pay any rent, including additional rent for such period. Such holding over in itself shall not constitute a renewal or extension of this Lease. In the event of an unauthorized holding over, Tenant shall also indemnify Landlord against all claims for damages by any person to whom Landlord may have leased all or any part of the subject Premises effective upon the expiration or earlier termination of this Lease. Any holding over with the written consent of Landlord shall thereafter constitute a tenancy from month to month and rent shall be payable at one-twelfth (1/12) of the then annual rent and additional rent.

     20.    Security.  Landlord shall have no responsibility to provide
            --------
security to the Building and shall not be liable to Tenant for loss to Tenant arising out of losses due to theft, burglary or damage or injury to persons or property caused by unauthorized persons gaining access to either Premises. Tenant hereby releases Landlord from all liability relating thereto.

     21.    Assignment and Subletting
            -------------------------

     (a) Tenant shall assign this Lease or sublet all or any part of either Premises at any time during the Term with Landlord's written consent, which consent will not be unreasonably withheld. Any consent by Landlord to a particular assignment or sublease shall not constitute Landlord's consent to any other or subsequent assignment or sublease, and any proposed sublease or assignment by a sublessee or assignee of Tenant shall be subject to the provisions of this section as if it were a proposed sublease or assignment by Tenant.

     22.    General Provisions
            ------------------

     22.01. Notices. Unless otherwise specified, all notices, requests, demands or other communications to or from the parties shall be deemed to have been duly given and made (a) in the case of a letter sent other than by mail, when the letter is delivered to the party to whom it is addressed, (b) in the case of a telegram or telecopied document, when the telegram or telecopy is transmitted, (c) in the case of a letter sent by mail, when the letter is deposited in a United States post office, certified mail, return receipt requested, and addressed as follows:








Any of the above may change, from time to time, the address to which notices to them are sent by giving written notice of the change to the parties to this agreement. Rejection or other refusal to accept a notice, request or demand, or the inability to deliver the same because of a changed address of which no notice was given, shall be deemed to be receipt of the notice, request or demand sent.

     22.02. Quiet Enjoyment. Provided Tenant performs the covenants and obligations in this Lease on Tenant's part to be performed, Landlord covenants and agrees to take all necessary steps to secure and to maintain for the benefit of Tenant the quiet and peaceful possession of the Leased Premises, for the Term, without hindrance, claim or molestation by Landlord or any other person.

     22.03. Non-Waiver.  Failure by either party to complain of  action,
            -----------
inaction or default of the other party shall not constitute a waiver of the aggrieved party's rights hereunder. Waiver by either party of any right for any default of the other party shall not constitute a waiver of any right for either a subsequent default of the same obligation or for any other default, past, present or future.

     22.04. Partial Invalidity.  If any covenant, condition or provision of
            ------------------
this Lease, or the application thereof to any person or circumstance, shall be held to be invalid or unenforceable, then in each such even the remainder of this Lease or the application of such covenant, condition or provision to any other person or any other circumstance, other than those as to which it shall be invalid or unenforceable, shall not be thereby affected, and each covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by applicable law.

     22.05. Estoppel Certificates. Tenant agrees, at any time and from time
            ----------------------
to time, upon not less than ten (10) business days' prior notice from Landlord, to execute, acknowledge and deliver to Landlord or person designated by Landlord a statement in writing (1) certifying that this Lease is unmodified and in full force and effect, or if there have been modifications, that this Lease is in full force and effect as in modified and stating the modifications; (2) stating the dates to which the annual rent and additional rent have been paid by Tenant; and (3) stating, to the best of Tenant's knowledge, whether or not Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if Tenant has knowledge of such a default specifying each such default.

     22.06. Excusable Delay.  Whenever a party is required by the provisions of
            ----------------
this Lease to perform an obligation, other than an obligation to pay money, and such party is prevented beyond its reasonable control from doing so by reason of an Excusable Delay, such party shall be temporarily relieved of its obligation to perform, provided it promptly notifies the other party of the specific delay and exercises due diligence to remove or overcome it. The words "Excusable Delay" shall mean any delay due to strikes, lockouts or other labor or industrial disturbance; civil disturbance; future order of any government, court or regulatory body claiming jurisdiction; act of the public, enemy; war, riot, sabotage, blockade or embargo; failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority or similar regulation or order of any government or regulatory body; lightning, earthquake, fire, storm, hurricane, tornado, flood, washout or explosion, or act or omission of one party hereto which prevents the party claiming delay from complying, or which materially and adversely interferes with the claiming party's ability to comply with an obligation under this Lease on its part to be performed.

     22.07. Rules of Interpretation.  This Lease shall be strictly construed
            ------------------------
neither against Landlord or Tenant; except as otherwise expressly provided in this Lease and its Exhibits and other attachments, the singular includes the plural and the plural includes the singular; "or" is not exclusive; a reference to an agreement or tether contract includes supplements and amendments thereto to the extent permitted by this Lease; a reference to the Laws includes any amendment or supplement to such Laws; a reference to a person includes its permitted successors and assigns; accounting. provisions have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis; the words "such as", "include", and "including", are not limiting; except as specifically agreed upon in this Lease, any right may be exercised at any time and from time to time and all obligations are continuing obligations throughout the term of this Lease, and in calculating any time period, the first day shall be excluded and the last day shall be included and all days are calendar days unless otherwise specified.

     22.08. No Exclusive Remedies.  No remedy or election given by any
            ----------------------
provision in this Lease shall be deemed exclusive unless so indicated, but each shall, wherever possible, be cumulative in addition to all other remedies at law or in equity which either party may have arising out of an event of default of the other party.

     22.09. Recording of Lease.  This Lease nor any memorandum of this Lease,
            ------------------
shall not be recorded by Tenant.

     22.10. Binding Agreement. Unless specifically provided to the contrary
            ------------------
herein, this Lease shall bind and inure to the benefit of the Tenant's and Landlord's respective representatives, successors and permitted assigns.

     22.11. Entire Agreement. This Lease, including all Exhibits and other
            -----------------
attachments referred to herein, contains the entire agreement of Landlord and Tenant with respect to the matters stated here~n, and may not be modified except by an instrument in writing which is signed by both parties and delivered by each to the other. Exhibits and such other attachments are incorporated herein as fully as if their contents were set out in full at each point of reference to them.

     22.12. Limitation of Landlord's Personal Liability. Tenant specifically
            -------------------------------------------
agrees to look solely to Landlord's interest in the Building, its right to receive rental income therefrom, and the Land for the recovery of any judgment against Landlord, it being agreed that Landlord shall never be personally liable for any such, judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.


     -------------------------------------------------------------------------
the terms, agreements or conditions contained in this Lease and the other party places the enforcement of this Lease, or possession of the Leased Premises in the hands of an attorney, the defaulting party agrees to pay the other party's reasonable attorneys' fees.


     22.14. Governing Law.  This Lease shall be governed all respects by the
            -------------
laws of the State of Florida.



IN WITNESS WHEREOF the parties have executed this agreement as of this date and year first written above.

WITNESS FOR LESSEE/TENANT            LESSEE/TENANT


                      3/9/98         Gastronomia Bocca di Rosa, Inc.
----------------------------
                        Date


                      3/9/98         /s/ Pietro Bortolatti, President 3/9/98
----------------------------         ---------------------------------------
                        Date         Pietro Bortolatti, President Date

WITNESS FOR LANDLORD                 LESSOR/LANDLORD


                     2/27/98         Max Wolfe Sturman, on behalf of:
----------------------------
                        Date


                     2/27/98         /s/ Max Wolfe Sturman           2/27/98
----------------------------         ---------------------------------------
                        Date         Carolyn Meredith                   Date